Exhibit 99.9

                    G U A R A N T Y

IN CONSIDERATION, the KIRCHNER FAMILY NOMINEE TRUST, HENRY A. KIRCHNER AND BARBARA J. KIRCHNER, Trustees, under Declaration of Trust dated February 6, 1996 and recorded with the Berkshire County (Middle District) Registry of Deeds in Book 910, Page 800, with a mailing address of Post Office Box 2140, Lanesboro, Massachusetts 01237 (the "Lender"), making extensions of credit or extending other financial accommodations to PITTSFIELD MOLD AND TOOL, INC., a Massachusetts corporation with a business address of Stearnsville Industrial Park, 10 Betnr Industrial Drive, Pittsfield, Massachusetts 01201(the "Borrower"), the undersigned UNITED SHIELDS CORPORATION, a Colorado corporation with a business address of 311 Northland Boulevard, Cincinnati, Ohio 45246, (the "Guarantor") hereby, jointly and severally, unconditionally guarantee the due payment, performance and fulfillment to the Lender of all liabilities, obligations and undertakings of the Borrower to the Lender, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising or acquired, sole, joint or several, and whether consisting of obligations to pay money or to perform the Borrower's obligations to the Lender (collectively, the "Secured Obligations"), including, without limitation, under or in respect of: (a) that certain promissory note of even date herewith of the Borrower payable to the order of the Lender in the original principal amount of One Million Seven Hundred Fifty Thousand and 00/100 Dollars ($1,750,000.00) and that certain promissory note of even date herewith of the Borrower payable to the order of the Lender in the original principal amount of Two Million Two Hundred Thousand and 00/100 Dollars ($2,200,000.00) (collectively referred to as the "Note"), (b) that certain Earn-Out Agreement (c) that certain Stock Pledge Agreement (the "Security Agreement") (d) all other Exhibits and related agreements defined in that certain stock purchase agreement executed as of August 27, 1999 (the "Stock Purchase Agreement") (the "Loan Documents"), and (e) all substitutions, extensions, increases, amendments, renewals, modifications of any of the foregoing, this Guaranty being a guaranty of payment and not of collectability and being in no way conditional or contingent.

This Guaranty shall operate as a continuing and absolute guaranty and shall remain in full force and effect for so long as any of the Secured Obligations remains outstanding.

The Guarantor hereby warrants and represents to, and covenants and agrees with, the Lender that:

(a) this Guaranty has been duly executed and delivered by the Guarantor and is a legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms;

(b) the execution, delivery and performance of this Guaranty will not result in any breach of, or constitute a default under, or result in the acceleration of any obligation of the Guarantor under, any contract, mortgage, lien, lease, agreement, instrument, arbitration award, judgment, decree, bank loan or credit agreement, trust indenture or other instrument to which the Guarantor is a party or by which the Guarantor may be bound or affected, and will not violate or contravene any law, order, decree, rule or regulation to which the Guarantor is subject; nor will this Guaranty impose or contemplate any obligations which are or may be inconsistent with any other obligations imposed on the Guarantor under any other instruments heretofore or hereafter delivered by the Guarantor, or to which the Guarantor is now or hereafter subject;

(c) the Guarantor is financially solvent and there are no actions, suits or proceedings against the Guarantor or the assets of the Guarantor, including without limitation, outstanding federal or state tax liens, garnishments, or insolvency and bankruptcy proceedings, pending or threatened, against or affecting the Guarantor or its assets, or which may involve or affect the validity or enforceability this Guaranty;

(d) no consent or approval or other authorization of, or exemption by, or declaration or filing with, any person or entity and no waiver of any right by any person or entity is required to authorize or permit, or is otherwise required in connection with, the execution, delivery and performance of this Guaranty;

(e) the financial statements of the Guarantor given to the Lender in connection with the making of the loan were true and accurate as of the date thereof and disclosed all liabilities, including without limitation, all contingent liabilities, of the Guarantor, and there has been no material adverse change since such date with respect to the tangible net worth of the Guarantor or any other matters contained or referred to therein and no additional material liabilities, including, without limitation, contingent liabilities of the Guarantor, have arisen or been incurred since such date; and

(f) all of the representations and warranties made with respect to the Guarantor are true and correct as of the date hereof.

Notice of the acceptance of this Guaranty and notice of transactions entered into in reliance hereof are hereby waived. The Guarantor consents to any renewal, extension or postponement of the time of payment of any of the Secured Obligations or to any other forbearance or indulgence with respect thereto and consents to any substitution, exchange, modification or release of any security therefor or the release of any other person primarily or secondarily liable on any of the Secured Obligations, whether or not notice thereof shall be given to the Guarantor, and agrees to the provisions of any instrument, security or other writing evidencing or securing any of the Secured Obligations, and the enforcement hereof shall not be affected by the delay, neglect or failure of the Lender to take any action with respect to any security, right, obligation, endorsement, guaranty or other means of collecting the Secured Obligations which it may at any time hold, including perfection or enforcement thereof, or by any change with respect to the Borrower in the form or manner of doing business, whether by incorporation, consolidation, merger, partnership formation, change in membership or otherwise, it being hereby agreed that the Guarantor shall be and remain bound upon this Guaranty irrespective of any action, delay or omission by the Lender in dealing with the Borrower, any of the Secured Obligations, any collateral therefor or any person at any time liable with respect thereto.

The Guarantor further covenants and agrees with the Lender that during such time as this Guaranty is in effect:

(a) The Guarantor shall furnish to the Lender its audit level financial statements within one hundred twenty (120) days after the close of each calendar year, prepared in accordance with generally accepted accounting principles, consistently applied (the "Financial Statements") and the Guarantor's federal tax return for such year. The Financial Statements so furnished shall show a financial condition not materially worse than that shown on the Financial Statements of the Guarantor furnished to the Lender as part of the documentation submitted in connection with the Borrower's request for the loan evidenced by the Note; and

The Guarantor guarantees to the Lender the payment of any and all reasonable expenses paid or incurred by the Lender (including reasonable attorneys' fees) in connection with the collection of all sums and the Secured Obligations guaranteed hereunder, whether such collection be from the Borrower or from either of the Guarantor, together with interest on all amounts recoverable under this Guaranty at the Default Rate provided in the Note.

Upon any default by the Borrower, the liability of the Guarantor hereunder shall be effective immediately and the Guarantor waives all requirements of notice, demand, presentment or protest, and any right which the Guarantor might otherwise have to require the Lender first to proceed against the Borrower or against any other guarantor or any other person or first to realize on any security held by it before proceeding against the Guarantor for the enforcement of this Guaranty. The Guarantor also irrevocably waives, to the fullest extent permitted by law, all suretyship defenses and other defenses in the nature thereof, and all defenses which at any time may be available in respect of the Guarantor's obligations hereunder by virtue of any homestead exemption, statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect.

The Guarantor, to the extent that the Guarantor may lawfully do so, hereby submits to the jurisdiction of the courts of The State of Ohio as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of any of the Guarantor's obligations under or with respect to this Guaranty. The Guarantor also waives trial by jury in any action brought on or with respect to this Guaranty. Further, the Guarantor hereby waives the right to assert any statute of limitations as a bar to the enforcement of this Guaranty, or to any action brought to enforce the Note or any other Secured Obligation guaranteed by this Guaranty.

If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Secured Obligations, or if any amounts included in the Secured Obligations shall have become irrecoverable from the Borrower by operation of law or for any other reason, or if any security or other guaranty shall be found invalid, the Guarantor shall nonetheless be and remain bound on this Guaranty.

Without limitation of any other right or remedy of the Lender whether under any of the Loan Documents or applicable law, in the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial case or proceedings affecting the Borrower or the Guarantor or any co-maker or endorser of any of the Secured Obligations, its creditors or its properties, the Lender, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or desirable in order to have the Lender's claims allowed in such case or proceedings for the entire indebtedness secured or guaranteed hereby at the date of the institution of such case or proceedings, and for any additional amounts which may become due and payable by the Borrower after such date.

If and to the extent the Guarantor makes any payment pursuant to or in respect of this Guaranty, any claim which the Guarantor may have against the Borrower, any other guarantor, or any other person by reason thereof or any claim by reason of the giving of this Guaranty shall be subject and subordinate, as to lien and claim, to the prior payment in full of, and in all other respects to, the amounts owing to the Lender under all of the Secured Obligations, and the Guarantor shall not be entitled to enforce or receive any payment on account thereof until all monies owing to the Lender under, or in respect of the Secured Obligations have been paid in full, and the Guarantor agrees that any sums the Guarantor may receive on account of the claims so subordinated shall be received by the Guarantor as trustee for the Lender, and shall, immediately upon receipt, be remitted by the Guarantor to the Lender for application against the Secured Obligations. Nothing herein contained is intended or shall be construed to give to the Guarantor any right of subrogation in or under any of the Secured Obligations or any right to participate in any way therein, or in the right, title or interest of the Lender or in the property securing the obligations, notwithstanding any payments made under this Guaranty; and all rights of subrogation and participation under or with respect to the Secured Obligations are hereby expressly waived and released by the Guarantor.

This Guaranty shall inure to the benefit of the Lender and its successors and assigns and shall be binding upon the Guarantor and the legal representatives, successors and assigns of the Guarantor.

Any notice, request, demand, statement or consent to be made hereunder shall be in writing and shall be deemed duly given if personally delivered, or sent by certified or registered mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service to the address for the Guarantor and the Lender, respectively, as set forth in this Guaranty, or at such other place as either the Lender or the Guarantor may from time to time hereinafter designate to the other in writing in accordance with the terms set forth above.

EXECUTED AS AN INSTRUMENT UNDER SEAL as of the 29th day of
September, 1999.

WITNESS:                       GUARANTOR:

                               UNITED SHIELDS CORPORATION:



/s/                           By: /s/Donald T. Zimmerman, Jr.
                                  Donald T. Zimmerman, Jr.